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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





         Date of Report (Date of earliest event reported): May 10, 2002





                           Wright Medical Group, Inc.
             (Exact name of registrant as specified in its charter)





           Delaware                    0-32883                 13-4088127
(State or other jurisdiction         (Commission              (IRS Employer
      of  incorporation)             File Number)         Identification Number)


  5677 Airline Road, Arlington, Tennessee                           38002
 (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (901) 867-9971


                                       N/A
          (Former name or former address, if changed since last report)



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Item 4.  Changes in Registrant's Certifying Accountant

         On May 10, 2002, upon the recommendation of the Audit Committee of the Board of Directors of Wright Medical Group, Inc. (the "Company"), the Board of Directors decided to no longer engage Arthur Andersen LLP ("Andersen") as the Company's independent auditor, and engaged KPMG, LLP ("KPMG") to serve as the Company's independent auditor for the fiscal year ending December 31, 2002.

         Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2001 and 2000, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Andersen's report on the Company's consolidated financial statements for 2001 was issued on an unqualified basis in conjunction with the publication of the Company's 2001 Annual Report and the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

         During the Company's fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through May 10, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Company's consolidated financial statements for such fiscal years.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's fiscal years ended December 31, 2001 and 2000, or the subsequent interim period through May 10, 2002.

         The Company has provided Andersen with a copy of the foregoing disclosures. A copy of Andersen's letter to the Securities and Exchange Commission dated May 10, 2002, stating Andersen's agreement with such statements, is filed as Exhibit 16.1 to this report.

         During the Company's fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through May 10, 2002, the Company did not consult KPMG regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

         On May 13, 2002, the Company issued a press release announcing the foregoing change of its independent auditor. A copy of the press release is filed as Exhibit 99.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

              The following exhibits are filed as part of this report:

 Exhibit
 Number                                       Description
---------    -------------------------------------------------------------------

   16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 10, 2002.

   99.1      Press release issued by Wright Medical Group, Inc. on May 13, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on May 13, 2002.

                                     WRIGHT MEDICAL GROUP, INC.


                                     By: /s/ F. Barry Bays
                                        ----------------------------------------
                                         F. Barry Bays
                                         President and Chief Executive Officer


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                                  EXHIBIT INDEX

 Exhibit
 Number                                       Description
---------    -------------------------------------------------------------------

   16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 10, 2002.

   99.1      Press release issued by Wright Medical Group, Inc. on May 13, 2002.



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